UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2002




                       PIONEER NATURAL RESOURCES COMPANY
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                   1-13245             75-2702753
-------------------------------     -----------     ---------------------
(State or other jurisdiction of     Commission         (I.R.S. Employer
incorporation or organization)      File Number     Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS            75039
-------------------------------------------------          ----------
    (Address of principal executive offices)               (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                    Page

Item 7.  Financial Statements, Pro Forma Financial
           Information and Exhibits:

         (c)  Exhibits...........................................     3

Item 9.  Regulation FD Disclosure................................     3

Signatures.......................................................     4

Exhibit Index....................................................     5

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                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits

             99.1   News Release dated February 5, 2002
             99.2   News Release dated February 5, 2002

ITEM 9.      REGULATION FD DISCLOSURE

     On February 5, 2002, Pioneer Natural Resources Company (the "Company") issued two news releases reporting the Company's financial and operating results for the three and twelve month periods ended December 31, 2001; the Company's proved reserves as of December 31, 2001 and related reserve replacement statistics for the one- and three-year periods ended December 31, 2001; and the Company's first quarter 2002 outlook based on current expectations. The news releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:   February 6, 2002       By:    /s/ RICH DEALY
                                    ------------------------------------------
                                    Rich Dealy
                                    Vice President and Chief Accounting Officer

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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1*                News Release dated February 5, 2002
   99.2*                News Release dated February 5, 2002


-------------
* filed herewith

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